UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance Growth Trust	Eaton Vance NextShares Trust II
Eaton Vance Investment Trust	Eaton Vance Series Fund, Inc.
Eaton Vance Municipals Trust	Eaton Vance Series Trust
Eaton Vance Municipals Trust II	Eaton Vance Series Trust II
Eaton Vance Mutual Funds Trust	Eaton Vance Special Investment Trust
Eaton Vance NextShares Trust	Eaton Vance Variable Trust

(Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(5) Total fee paid:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(3) Filing Party:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(4) Date Filed:

------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Important Information:

You recently attempted to vote your positions represented by the enclosed proxy card(s) and received an error message due to technical issues experienced by the outside proxy vendor. We hope that you will take the time to vote your positions again. We apologize for the inconvenience this has caused you. Thank you for your participation in this proxy solicitation.